UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)        August 8, 2013

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-14332	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 E. Yamato Road, Suite 2199 Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

(561) 998-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2013, Hollywood Media Corp. (“Hollywood Media”) entered into the Transaction Agreement (the “Agreement”) by and among Key Brand Entertainment Inc. (“Key Brand”), Theatre Direct NY, Inc. (“Theatre Direct”), and Hollywood Media for the prepayment by Key Brand in full of the amount owed to Hollywood Media pursuant to the loan (the “Loan”) under that certain Second Lien Credit, Security and Pledge Agreement, dated as of December 15, 2010, by and among Key Brand, Theatre Direct, and Hollywood Media, as amended. Pursuant to the Agreement, Key Brand paid to Hollywood Media on August 8, 2013 in cash the amount of $13,861,738.32, which constituted the outstanding principal plus accrued interest through August 8, 2013 of the Loan. The Loan was scheduled to mature on June 30, 2015.

In addition, pursuant to the Agreement, Theatre Direct redeemed that certain warrant to purchase shares of common stock of Theatre Direct held by Hollywood Media, which was issued by Theatre Direct to Hollywood Media on December 15, 2010 (as amended, the “Warrant”). The redemption price for the Warrant was $2,750,000 and was paid on August 8, 2013 to Hollywood Media. The Warrant provided, among other things, that Hollywood Media could sell the Warrant to Theatre Direct for a floor amount of $3,000,000 beginning on June 30, 2015.

Accordingly, Hollywood Media received on August 8, 2013 a total of $16,611,738.32 consisting of $13,861,738.32 from the prepayment of the Loan and $2,750,000 from the redemption of the Warrant.

The foregoing description of the Agreement is a summary only and is qualified by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

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SECTION 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

10.1	Transaction Agreement, dated as of August 8, 2013, by and among Key Brand Entertainment Inc., Theatre Direct NY, Inc., and Hollywood Media Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Media Corp.

Date: August 12, 2013	By:	/s/ Tammy G. Hedge
		Name: Title:	Tammy G. Hedge Chief Financial Officer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Transaction Agreement, dated as of August 8, 2013, by and among Key Brand Entertainment Inc., Theatre Direct NY, Inc., and Hollywood Media Corp.

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